UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08765

Managed High Yield Plus Fund Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas

New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.

UBS Global Asset Management

1285 Avenue of the Americas

New York, NY 10019-6028

(Name and address of agent for service)

Copy to:

Jack W. Murphy, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2015

Item 1. Reports to Stockholders.

Closed-end Funds

Managed High Yield Plus Fund Inc.

Annual Report

May 31, 2015

Managed High Yield Plus Fund Inc.

July 10, 2015

Dear shareholder,

This report provides an overview of the performance of Managed High Yield Plus Fund Inc. (the “Fund”) for the 12 months ended May 31, 2015.

Performance

For the 12 months ended May 31, 2015, the Fund gained 1.17% on a net asset value (“NAV”) basis and declined 4.16% on a market price basis. Over the same period, the Fund’s benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”), gained 1.88%.1 The median returns for the Fund’s peer group, the Lipper High Yield Funds (Leveraged) category, were 1.63% and -3.32% on a NAV and market price basis, respectively, over the same period. (For more performance information, please refer to “Performance at a glance” on page 6.)

Managed High Yield Plus Fund Inc.

Investment goals:

Primarily, high income; secondarily, capital appreciation

Portfolio Managers:

Craig Ellinger and Matthew Iannucci

UBS Global Asset Management (Americas) Inc.

Commencement:

June 26, 1998

NYSE symbol:

HYF

Dividend payments:

Monthly

The Fund traded at a discount2 to its NAV per share during the reporting period. At the close of the preceding reporting period,

[1]

The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. The index is not leveraged. Investors should note that indices do not reflect the deduction of fees and expenses.

[2]	A fund trades at a premium when the market price at which its shares trade is more than its NAV. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV. The market price is the price the market is willing to pay for shares of a fund at a given time and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

Managed High Yield Plus Fund Inc.

May 31, 2014, the Fund traded at a discount of 8.6%. At the close of the current period, May 31, 2015, the Fund traded at a discount of 14.2%. For comparison purposes, the Lipper peer group reported median discounts of 5.3% as of May 31, 2014 and 10.6% as of May 31, 2015.

The Fund, like the other funds in its peer group, used leverage during the reporting period, while the Index did not. Leverage magnifies returns on both the upside and the downside and creates a wider range of returns within the Fund’s peer group. Overall, the Fund’s use of leverage generated mixed results given the volatility within the high yield bond market during the reporting period. However, the use of leverage was successful in helping the Fund achieve its primary goal of generating high income.

(For more information regarding the portfolio’s degree of leverage over various periods, please refer to “Portfolio statistics” on page 8.)

Market commentary

Growth in the US was mixed during the reporting period. For comparison purposes, US gross domestic product (“GDP”) growth accelerated to a 4.6% seasonally adjusted annualized rate during the second quarter of 2014. GDP then increased to 5.0% during the third quarter of 2014, the highest rate since the third quarter of 2003. GDP growth then moderated to a 2.2% seasonally adjusted annualized rate during the fourth quarter of 2014. Finally, first-quarter 2015 GDP growth was -0.2%.3 This was partially attributed to severe winter weather in parts of the country.

The US Federal Reserve Board (the “Fed”) largely maintained its accommodative monetary policy during the reporting period. The central bank continued to hold the fed funds rate at a historically low range between 0% and 0.25%. However, at the Fed’s meeting in October 2014, it said that it had concluded its asset purchase program,

[3]	Based on the Commerce Department’s third estimate announced on June 24, 2015, after the reporting period had ended.

Managed High Yield Plus Fund Inc.

also known as quantitative easing. At its March 2015 meeting, the Fed said that it “… anticipates that it will be appropriate to raise the target range for the federal funds rate when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2% objective over the medium term.” Finally, at the central bank’s meeting that concluded on June 17, 2015, the Fed said that it “…currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

The high yield market, as measured by the Index, was volatile during the 12-month reporting period. While underlying fundamentals in the asset class remained solid overall, in our view, investor sentiment fluctuated given a sharp decline and subsequent rally in the price of oil, questions regarding the timing of the Fed’s first rate hike in nine years, mixed global economic data and a number of geopolitical issues. During the reporting period, relatively higher-quality BB-rated securities generated the best results, as this portion of the Index gained 4.08%. In contrast, lower-quality CCC-rated bonds declined 4.41%.

Portfolio commentary

What worked

•

The Fund’s positioning in a number of sectors was beneficial for performance during the reporting period. For example, having an underweight in metals & mining was additive for results, as the sector underperformed the Index. The sector was under pressure given a combination of oversupply and moderating demand. Elsewhere, security selection in gaming and publishing enhanced the Fund’s performance during the reporting period.

What didn’t work

•

Security selection in the energy sector detracted from the Fund’s results. The price of oil fluctuated during the reporting period. After falling sharply and bottoming in March 2015, oil prices then rallied and recouped some of their losses. However, this rebound was not enough to offset their earlier losses, and the Fund’s energy holdings as a whole were negative for performance. Other

Managed High Yield Plus Fund Inc.

detractors from results included security selection in the services and telecommunication sectors.

Portfolio adjustments

•

During the reporting period, the Fund reduced its allocation to (1) the energy sector, given our concerns about the supply and demand trends; and (2) CCC & lower rated securities, based on a poor risk/return profile, as some of the names we held matured or exhausted their return potential.

Use of derivatives

•

The Fund typically makes limited use of currency forwards for hedging purposes. The Fund may selectively purchase non-US dollar bonds and typically hedges currency exposures back to US dollars. However, during the reporting period the Fund did not engage in such hedging activity. (Currency forwards are agreements in the foreign exchange market that lock in exchange rates for the purchase or sale between currencies at a future date.)

Outlook

We believe that global economic growth should be sufficient to support continued investment in the high yield market. Moderate economic growth typically leads to only moderate revenue growth for many high yield issuers, so no material improvement in credit fundamentals is expected. However, with borrowing costs near record lows, most high yield issuers have ample cash flow to service debt. As a result, we anticipate that defaults will remain well below average.

Central banks around the world are easing monetary policy, promoting low interest rates and driving a persistent global search for yield. While we have seen a marginal deterioration in fundamentals, we do not expect this to become material, and the demand for high yield debt should remain sufficient enough to eventually stabilize valuations, even in the event price volatility increases in the short run. Should volatility remain muted, we expect high yield sector returns to be generated by coupon income and further price appreciation should be limited.

Managed High Yield Plus Fund Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding your Fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E Carver President Managed High Yield Plus Fund Inc. Managing Director UBS Global Asset Management (Americas) Inc.	Craig Ellinger, CFA Portfolio Manager Managed High Yield Plus Fund Inc. Managing Director UBS Global Asset Management (Americas) Inc.

Matthew Iannucci Portfolio Manager Managed High Yield Plus Fund Inc. Executive Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended May 31, 2015. The views and opinions in the letter were current as of July 10, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Managed High Yield Plus Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 05/31/2015

Net asset value returns	1 year	5 years	10 years
Managed High Yield Plus Fund Inc.	1.17%	10.36%	2.60%
Lipper High Yield Funds (Leveraged) median	1.63	10.92	8.09
Market price returns
Managed High Yield Plus Fund Inc.	(4.16)%	7.47%	0.94%
Lipper High Yield Funds (Leveraged) median	(3.32)	9.88	8.42
Index returns
BofA Merrill Lynch US High Yield Cash Pay Constrained Index[1]	1.88%	8.97%	8.03%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or on the sale of Fund shares.

[1]

The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. The index is not leveraged. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group. Lipper classifies the Fund in its “High Yield Funds (Leveraged)” category. This category includes funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. These funds can be leveraged through the use of debt, preferred equity, and/or reverse repurchase agreements.

Managed High Yield Plus Fund Inc.

Performance at a glance (unaudited) (concluded)

Performance information reflects the deduction of the Fund’s fees and expenses, as indicated in its shareholder reports, such as investment advisory and administration fees, custody fees, exchange listing fees, etc. It does not reflect any transaction charges that a shareholder may incur when (s)he buys or sells shares (e.g., a shareholder’s brokerage commissions).

Investing in the Fund entails specific risks, such as interest rate risk, the greater credit risks inherent in investing primarily in lower-rated, higher-yielding bonds as well as the increased risk of using leverage (that is, borrowing money to invest in additional portfolio securities). Further detailed information regarding the Fund, including a discussion of principal objectives, principal investment strategies and principal risks, may be found in the fund overview located at http://www.ubs.com/closedendfundsinfo. You may also request copies of the fund overview by calling the Closed-End Funds Desk at 888-793 8637.

Managed High Yield Plus Fund Inc.

Portfolio statistics (unaudited)1

Characteristics	05/31/15	11/30/14	05/31/14
Net assets (mm)	$135.5	$136.9	$144.3
Weighted average life (yrs.)	5.3	5.6	4.9
Weighted average maturity (yrs.)	6.7	7.0	7.1
Duration (yrs.)[2]	4.2	4.4	4.2
Leverage[3]	28.9%	28.7%	27.6%
Portfolio composition[4]	05/31/15	11/30/14	05/31/14
Corporate bonds	97.2%	98.6%	98.6%
Cash equivalents	2.8	1.4	1.4
Total	100.0%	100.0%	100.0%
Credit quality[4]	05/31/15	11/30/14	05/31/14
BB & higher	47.5%	44.8%	44.0%
B	37.6	44.5	38.9
CCC & lower	8.9	8.1	13.0
Not rated	3.2	1.2	2.7
Cash equivalents	2.8	1.4	1.4
Total	100.0%	100.0%	100.0%

[1]	The Fund’s portfolio is actively managed and its composition will vary over time.

[2]

Duration is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features.

[3]	As a percentage of adjusted total assets. Adjusted total assets equals total assets minus total liabilities, excluding liabilities for borrowed money.

[4]

Weightings represent percentages of total investments as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s Financial Services LLC, a part of McGraw-Hill Financial (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency. Ratings reflected represent S&P individual debt issue credit ratings. While S&P may provide a credit rating for a bond issuer (e.g., a specific company or country); certain issues, such as some sovereign debt, may not be covered or rated and therefore are reflected as non-rated for the purposes of this table. Credit ratings range from AAA, being the highest, to D, being the lowest, based on S&P’s measures; ratings of BBB or higher are considered to be investment grade quality. Unrated securities do not necessarily indicate low quality. Further information regarding S&P’s rating methodology may be found on its website at www.standardandpoors.com. Please note that references to credit quality made in the commentary above reflect ratings based on multiple providers (not just S&P) and thus may not align with the data represented in this table. S&P credit ratings were identified and selected for use in the credit quality table included above given their coverage of the asset class in which the Fund invests.

Managed High Yield Plus Fund Inc.

Portfolio statistics (unaudited)1 (concluded)

Top 5 bond holdings[2]	5/31/15		11/30/14		5/31/14
International Lease Finance Corp., 7.125%, due 09/01/18	1.1%	SquareTwo Financial Corp., 11.625%, due 04/01/17	1.4%	SquareTwo Financial Corp., 11.625%, due 04/01/17	1.3%
Sabine Pass Liquefaction LLC, 5.625%, due 02/01/21	1.1	International Lease Finance Corp., 7.125%, due 09/01/18	1.1	International Lease Finance Corp., 7.125%, due 09/01/18	1.1
SquareTwo Financial Corp., 11.625%, due 04/01/17	1.0	Sabine Pass Liquefaction LLC, 5.625%, due 02/01/21	1.1	Sabine Pass Liquefaction LLC, 5.625%, due 02/01/21	1.1
First Data Corp., 12.625%, due 01/15/2021	1.0	Hecla Mining Co. 6.875%, due 05/01/21	1.0	Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 10.750%, due 10/01/20	1.0
Pacific Drilling V Ltd. 7.250%, due 12/01/17	1.0	First Data Corp., 12.625%, due 01/15/21	1.0	First Data Corp., 12.625%, due 01/15/21	1.0
Total	5.2%		5.6%		5.5%
Top five industries[2]	5/31/15		11/30/14		5/31/14
Energy-exploration & production	7.5%	Energy-exploration & production	9.5%	Energy-exploration & production	9.2%
Media-cable	5.7	Media-cable	6.6	Media-cable	6.3
Consumer/commercial/lease financing	4.9	Telecom-integrated/services	5.5	Telecom-integrated/ services	5.2
Telecom-integrated/ services	4.3	Support-services	4.6	Support-services	5.1
Support-services	4.2	Gas distribution	4.5	Gas distribution	4.9
Total	26.6%		30.7%		30.7%

[1]	The Fund’s portfolio is actively managed and its composition will vary over time.

[2]	Weightings represent percentages of total investments as of the dates indicated.

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2015

Security description	Face amount	Value
Corporate bonds[1]—134.96%
Aerospace/defense—1.10%
Bombardier, Inc.
5.500%, due 09/15/18[2]	$200,000	$198,000
7.750%, due 03/15/20[2]	400,000	413,000
Huntington Ingalls Industries, Inc. 7.125%, due 03/15/21	425,000	454,750
TransDigm, Inc. 6.000%, due 07/15/22	425,000	430,844
		1,496,594
Airlines—0.35%
Continental Airlines Pass Through Certificate 2012-3, Class C 6.125%, due 04/29/18	450,000	473,625
Apparel/textiles—0.55%
The William Carter Co. 5.250%, due 08/15/21	725,000	750,375
Auto loans—1.12%
General Motors Financial Co., Inc.
4.250%, due 05/15/23	475,000	487,349
4.375%, due 09/25/21	450,000	469,313
6.750%, due 06/01/18	500,000	561,217
		1,517,879
Auto parts & equipment—3.00%
American Axle & Manufacturing, Inc. 6.625%, due 10/15/22	800,000	859,000
LKQ Corp. 4.750%, due 05/15/23	425,000	419,687
Schaeffler Holding Finance BV 6.875%, due 08/15/18[2,3]	1,050,000	1,092,000
Tenneco, Inc. 5.375%, due 12/15/24	425,000	442,000
The Goodyear Tire & Rubber Co.
6.500%, due 03/01/21	475,000	505,875
8.250%, due 08/15/20	400,000	420,500
ZF North America Capital, Inc. 4.750%, due 04/29/25[2]	325,000	325,000
		4,064,062

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2015

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Automakers—0.98%
Chrysler Group LLC/CG Co-Issuer, Inc. 8.250%, due 06/15/21	$500,000	$552,250
General Motors Co. 6.250%, due 10/02/43	675,000	780,912
		1,333,162
Banking—5.04%
Credit Agricole SA
6.625%, due 09/23/19[2,4,5]	200,000	200,500
7.875%, due 01/23/24[2,4,5]	750,000	798,312
Credit Suisse Group AG 7.500%, due 12/11/23[2,4,5]	900,000	957,375
HSBC Holdings PLC
6.375%, due 09/17/24[4,5]	500,000	513,750
6.375%, due 03/30/25[4,5]	400,000	410,400
ING Groep NV 6.500%, due 04/16/25[4,5]	1,075,000	1,074,328
Lloyds Banking Group PLC
6.413%, due 10/01/35[2,4,5]	750,000	851,250
7.500%, due 06/27/24[4,5]	825,000	877,594
RBS Capital Trust II 6.425%, due 01/03/34[4,5]	275,000	312,813
Royal Bank of Scotland Group PLC 6.125%, due 12/15/22	750,000	827,038
		6,823,360
Brokerage—1.38%
E*TRADE Financial Corp.
4.625%, due 09/15/23	75,000	75,375
5.375%, due 11/15/22	175,000	182,875
Jefferies Finance LLC/JFIN Co-Issuer Corp.
6.875%, due 04/15/22[2]	400,000	386,500
7.375%, due 04/01/20[2]	700,000	701,750
KCG Holdings, Inc. 6.875%, due 03/15/20[2]	550,000	524,975
		1,871,475

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2015

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Building & construction—1.90%
D.R. Horton, Inc. 4.375%, due 09/15/22	$650,000	$646,750
K. Hovnanian Enterprises, Inc. 7.250%, due 10/15/20[2]	575,000	600,875
KB Home 7.250%, due 06/15/18	375,000	407,813
Standard Pacific Corp.
8.375%, due 01/15/21	425,000	497,250
10.750%, due 09/15/16	375,000	415,312
		2,568,000
Building materials—5.70%
ABC Supply Co., Inc. 5.625%, due 04/15/21[2]	525,000	536,812
Builders FirstSource, Inc. 7.625%, due 06/01/21[2]	725,000	757,625
Building Materials Corp. of America
5.375%, due 11/15/24[2]	100,000	100,812
6.750%, due 05/01/21[2]	725,000	767,594
Cemex SAB de CV
5.273%, due 09/30/15[2,4]	500,000	501,250
5.875%, due 03/25/19[2]	275,000	283,594
7.250%, due 01/15/21[2]	200,000	213,800
HD Supply, Inc.
5.250%, due 12/15/21[2]	450,000	468,000
7.500%, due 07/15/20	400,000	432,500
Masco Corp. 7.125%, due 03/15/20	175,000	206,850
Masonite International Corp. 5.625%, due 03/15/23[2]	50,000	51,750
Roofing Supply Group LLC/Roofing Supply Finance, Inc. 10.000%, due 06/01/20[2]	500,000	513,750
Summit Materials LLC/Summit Materials Finance Corp. 10.500%, due 01/31/20	216,000	235,980
USG Corp.
5.500%, due 03/01/25[2]	75,000	77,625
5.875%, due 11/01/21[2]	925,000	987,437

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2015

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Building materials—(concluded)
Vulcan Materials Co. 7.500%, due 06/15/21	$900,000	$1,071,000
WESCO Distribution, Inc. 5.375%, due 12/15/21	500,000	510,000
		7,716,379
Chemicals—3.94%
Celanese US Holdings LLC
4.625%, due 11/15/22	225,000	227,250
5.875%, due 06/15/21	325,000	352,625
Ineos Group Holdings PLC 6.125%, due 08/15/18[2]	1,375,000	1,412,812
Montell Finance Co. BV 8.100%, due 03/15/27[2]	150,000	203,555
Nova Chemicals Corp. 5.250%, due 08/01/23[2]	425,000	437,750
Perstorp Holding AB 11.000%, due 08/15/17[2]	1,100,000	1,182,500
SPCM SA 6.000%, due 01/15/22[2]	875,000	918,750
WR Grace & Co-Conn
5.125%, due 10/01/21[2]	425,000	438,813
5.625%, due 10/01/24[2]	150,000	157,875
		5,331,930
Computer hardware—0.64%
NCR Corp.
5.875%, due 12/15/21	450,000	457,875
6.375%, due 12/15/23	400,000	412,000
		869,875
Consumer products—1.09%
Century Intermediate Holding Co. 2 9.750%, due 02/15/19[2,3]	725,000	765,781
Revlon Consumer Products Corp. 5.750%, due 02/15/21[6]	550,000	551,375
Spectrum Brands Escrow Corp. 6.625%, due 11/15/22	150,000	160,875
		1,478,031

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2015

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Consumer/commercial/lease financing—6.76%
Ally Financial, Inc.
4.125%, due 02/13/22	$200,000	$195,000
8.000%, due 11/01/31	325,000	399,750
CIT Group, Inc.
5.000%, due 08/15/22	325,000	333,938
5.500%, due 02/15/19[2]	760,000	802,750
Credit Acceptance Corp. 7.375%, due 03/15/23[2]	675,000	700,312
International Lease Finance Corp.
5.875%, due 04/01/19	300,000	328,080
5.875%, due 08/15/22	500,000	552,500
7.125%, due 09/01/18[2]	1,900,000	2,137,500
Navient Corp. MTN
5.500%, due 01/15/19	425,000	440,937
8.000%, due 03/25/20	900,000	1,014,750
8.450%, due 06/15/18	450,000	504,000
Quicken Loans, Inc. 5.750%, due 05/01/25[2]	875,000	876,094
Springleaf Finance Corp.
5.250%, due 12/15/19	450,000	453,951
6.900%, due 12/15/17	395,000	421,663
		9,161,225
Diversified capital goods—0.56%
Anixter, Inc. 5.125%, due 10/01/21	325,000	335,563
Belden, Inc. 5.250%, due 07/15/24[2]	425,000	423,937
		759,500
Electric-generation—3.61%
Calpine Corp.
5.375%, due 01/15/23	400,000	402,000
6.000%, due 01/15/22[2]	850,000	909,500
Dynegy, Inc.
6.750%, due 11/01/19[2]	850,000	898,875
7.375%, due 11/01/22[2]	400,000	426,000

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2015

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Electric-generation—(concluded)
NRG Energy, Inc. 6.250%, due 07/15/22	$1,290,000	$1,351,275
NRG Yield Operating LLC 5.375%, due 08/15/24[2]	700,000	721,000
TerraForm Power Operating LLC 5.875%, due 02/01/23[2]	175,000	180,687
		4,889,337
Electric-integrated—1.04%
AES Corp. 8.000%, due 06/01/20	590,000	690,300
FirstEnergy Corp. 7.375%, due 11/15/31	575,000	723,424
		1,413,724
Electronics—2.05%
Advanced Micro Devices, Inc.
6.750%, due 03/01/19	450,000	401,063
7.000%, due 07/01/24	250,000	210,000
Flextronics International Ltd. 5.000%, due 02/15/23	650,000	678,190
Freescale Semiconductor, Inc. 10.750%, due 08/01/20	271,000	289,631
NXP BV/NXP Funding LLC 5.750%, due 02/15/21[2]	700,000	738,500
Zebra Technologies Corp. 7.250%, due 10/15/22[2]	425,000	461,125
		2,778,509
Energy-exploration & production—10.47%
Alta Mesa Holdings/Alta Mesa Finance Services Corp. 9.625%, due 10/15/18	875,000	708,750
Antero Resources Corp.
5.375%, due 11/01/21	200,000	202,500
6.000%, due 12/01/20	650,000	666,250
Berry Petroleum Co. 6.750%, due 11/01/20	315,000	269,325
BreitBurn Energy Partners LP/BreitBurn Finance Corp. 7.875%, due 04/15/22	275,000	242,000

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2015

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Energy-exploration & production—(continued)
Chaparral Energy, Inc. 7.625%, due 11/15/22	$625,000	$500,000
Chesapeake Energy Corp.
5.750%, due 03/15/23	500,000	493,750
6.625%, due 08/15/20	750,000	783,600
Denbury Resources, Inc. 5.500%, due 05/01/22	750,000	715,781
EP Energy LLC/Everest Acquisition Finance, Inc.
7.750%, due 09/01/22	250,000	262,500
9.375%, due 05/01/20	950,000	1,031,937
Halcon Resources Corp. 9.750%, due 07/15/20	550,000	397,375
Hilcorp Energy I LP/Hilcorp Finance Co. 7.625%, due 04/15/21[2]	650,000	677,625
Jupiter Resources, Inc. 8.500%, due 10/01/22[2]	500,000	420,000
Legacy Reserves LP/Legacy Reserves Finance Corp.
6.625%, due 12/01/21	700,000	584,500
8.000%, due 12/01/20	450,000	389,250
Linn Energy LLC/Linn Energy Finance Corp.
6.500%, due 05/15/19	125,000	107,813
8.625%, due 04/15/20	200,000	180,875
Memorial Production Partners LP/Memorial Production Finance Corp.
6.875%, due 08/01/22[2]	375,000	356,953
7.625%, due 05/01/21	900,000	882,000
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC 10.750%, due 10/01/20	1,370,000	650,750
Oasis Petroleum, Inc.
6.500%, due 11/01/21	400,000	403,000
6.875%, due 03/15/22	500,000	511,250
Rice Energy, Inc. 6.250%, due 05/01/22	500,000	512,810
Seventy Seven Energy, Inc. 6.500%, due 07/15/22	700,000	439,250

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2015

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Energy-exploration & production—(concluded)
Seventy Seven Operating LLC 6.625%, due 11/15/19	$740,000	$611,888
SM Energy Co. 5.625%, due 06/01/25	175,000	176,531
Ultra Petroleum Corp.
5.750%, due 12/15/18[2]	400,000	387,000
6.125%, due 10/01/24[2]	679,000	623,831
		14,189,094
Environmental—0.32%
Clean Harbors, Inc. 5.250%, due 08/01/20	425,000	436,688
Food & drug retailers—0.83%
Rite Aid Corp.
6.125%, due 04/01/23[2]	300,000	312,000
9.250%, due 03/15/20	350,000	383,950
Roundy’s Supermarkets, Inc. 10.250%, due 12/15/20[2]	500,000	433,750
		1,129,700
Food-wholesale—2.44%
Agrokor D.D. 8.875%, due 02/01/20[2]	875,000	958,125
Aramark Corp. 5.750%, due 03/15/20	425,000	443,594
Dean Foods Co. 6.500%, due 03/15/23[2]	650,000	676,000
Diamond Foods, Inc. 7.000%, due 03/15/19[2]	675,000	698,625
FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc. 9.875%, due 02/01/20[2]	500,000	526,250
		3,302,594
Forestry/paper—2.32%
Boise Cascade Co. 6.375%, due 11/01/20	1,000,000	1,057,500
Cascades, Inc. 5.500%, due 07/15/22[2]	375,000	373,125

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2015

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Forestry/paper—(concluded)
Clearwater Paper Corp. 4.500%, due 02/01/23	$75,000	$73,313
Georgia-Pacific LLC 8.875%, due 05/15/31	825,000	1,220,914
Smurfit Kappa Acquisitions 4.875%, due 09/15/18[2]	400,000	422,000
		3,146,852
Gaming—4.47%
GLP Capital LP/GLP Financing II, Inc. 4.875%, due 11/01/20	425,000	439,875
Greektown Holdings LLC/Greektown Mothership Corp. 8.875%, due 03/15/19[2]	625,000	660,938
MGM Resorts International
6.000%, due 03/15/23	425,000	440,406
6.750%, due 10/01/20	400,000	433,500
8.625%, due 02/01/19	800,000	920,000
Scientific Games International, Inc. 10.000%, due 12/01/22	1,150,000	1,112,625
Shingle Springs Tribal Gaming Authority 9.750%, due 09/01/21[2]	600,000	672,000
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 6.375%, due 06/01/21[2]	650,000	620,750
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, due 03/15/22	500,000	515,000
Wynn Macau Ltd. 5.250%, due 10/15/21[2]	250,000	243,125
		6,058,219
Gas distribution—4.75%
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.250%, due 04/01/23[2]	200,000	210,636
Genesis Energy LP/Genesis Energy Finance Corp.
5.625%, due 06/15/24	500,000	492,500
6.000%, due 05/15/23	150,000	151,875
Hiland Partners LP/Hiland Partners Finance Corp. 5.500%, due 05/15/22[2]	100,000	103,750

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2015

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Gas distribution—(concluded)
Kinder Morgan, Inc. MTN 7.750%, due 01/15/32	$375,000	$441,788
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.
4.875%, due 12/01/24	275,000	277,750
4.875%, due 06/01/25	650,000	645,937
PBF Logistics LP/PBF Logistics Finance Corp. 6.875%, due 05/15/23[2]	250,000	254,688
Regency Energy Partners LP/Regency Energy Finance Corp. 6.500%, due 07/15/21	200,000	213,820
Sabine Pass Liquefaction LLC
5.625%, due 02/01/21[6]	2,025,000	2,090,812
6.250%, due 03/15/22	425,000	447,313
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 5.500%, due 08/15/22	350,000	336,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.125%, due 11/15/19[2]	400,000	400,000
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 5.875%, due 10/01/20	352,000	368,544
		6,435,413
Health facilities—5.01%
Amsurg Corp. 5.625%, due 07/15/22	450,000	460,687
CHS/Community Health Systems, Inc.
5.125%, due 08/15/18	200,000	205,750
5.125%, due 08/01/21	250,000	259,375
6.875%, due 02/01/22	475,000	507,067
7.125%, due 07/15/20	700,000	746,375
DaVita HealthCare Partners, Inc.
5.000%, due 05/01/25	325,000	322,969
5.125%, due 07/15/24	400,000	404,250
HCA Holdings, Inc. 7.750%, due 05/15/21	350,000	374,507

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2015

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Health facilities—(concluded)
HCA, Inc.
5.375%, due 02/01/25	$250,000	$257,500
5.875%, due 03/15/22	150,000	167,625
6.500%, due 02/15/20	300,000	334,875
7.500%, due 02/15/22	620,000	725,400
Tenet Healthcare Corp.
4.375%, due 10/01/21	475,000	465,500
6.000%, due 10/01/20	675,000	722,250
8.000%, due 08/01/20	150,000	156,750
8.125%, due 04/01/22	625,000	681,250
		6,792,130
Health services—1.90%
Envision Healthcare Corp. 5.125%, due 07/01/22[2]	450,000	463,500
ExamWorks Group, Inc. 5.625%, due 04/15/23	475,000	485,688
IMS Health, Inc. 6.000%, due 11/01/20[2]	425,000	442,000
Omnicare, Inc. 4.750%, due 12/01/22	550,000	596,750
Service Corp. International 5.375%, due 05/15/24	550,000	583,000
		2,570,938
Household & leisure product—0.11%
Brunswick Corp. 4.625%, due 05/15/21[2]	150,000	152,625
Investments & miscellaneous financial services—0.59%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
5.875%, due 02/01/22	375,000	393,281
6.000%, due 08/01/20	375,000	403,125
		796,406
Leisure—1.06%
Royal Caribbean Cruises Ltd.
5.250%, due 11/15/22	675,000	712,125
7.500%, due 10/15/27	250,000	291,250

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2015

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Leisure—(concluded)
Speedway Motorsports, Inc. 5.125%, due 02/01/23[2]	$425,000	$429,250
		1,432,625
Machinery—0.99%
Case New Holland, Inc. 7.875%, due 12/01/17	765,000	846,281
The Manitowoc Co., Inc. 8.500%, due 11/01/20	465,000	494,063
		1,340,344
Managed care—0.41%
MPH Acquisition Holdings LLC 6.625%, due 04/01/22[2]	525,000	555,188
Media-broadcast—2.43%
iHeartCommunications, Inc.
9.000%, due 12/15/19	700,000	687,750
9.000%, due 03/01/21	800,000	756,000
Netflix, Inc.
5.500%, due 02/15/22[2]	450,000	469,125
5.875%, due 02/15/25[2]	250,000	261,250
Sirius XM Holdings, Inc.
4.250%, due 05/15/20[2]	175,000	174,781
4.625%, due 05/15/23[2]	300,000	289,500
5.750%, due 08/01/21[2]	400,000	416,500
5.875%, due 10/01/20[2]	225,000	234,281
		3,289,187
Media-cable & satellite TV—8.05%
Altice Financing SA 6.625%, due 02/15/23[2]	400,000	414,500
Altice SA 7.750%, due 05/15/22[2]	1,000,000	1,010,000
Altice US Finance I Corp. 5.375%, due 07/15/23[2]	200,000	200,000
Cablevision Systems Corp.
5.875%, due 09/15/22	225,000	224,438
8.625%, due 09/15/17	65,000	72,069

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2015

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Media-cable & Satellite TV—(concluded)
CCO Holdings LLC/CCO Holdings Capital Corp. 6.500%, due 04/30/21	$775,000	$815,203
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125%, due 12/15/21[2]	350,000	331,625
Cogeco Cable, Inc. 4.875%, due 05/01/20[2]	350,000	360,500
CSC Holdings LLC 8.625%, due 02/15/19	375,000	427,500
DISH DBS Corp.
5.875%, due 11/15/24	125,000	125,313
7.875%, due 09/01/19	1,425,000	1,610,250
Numericable-SFR 6.250%, due 05/15/24[2]	925,000	937,719
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.000%, due 01/15/25[2]	550,000	545,875
5.500%, due 01/15/23[2]	950,000	979,687
Unitymedia KabelBW GmbH 6.125%, due 01/15/25[2]	200,000	207,000
Virgin Media Finance PLC
5.250%, due 02/15/22	475,000	465,500
5.750%, due 01/15/25[2]	675,000	690,187
VTR Finance BV 6.875%, due 01/15/24[2]	200,000	208,250
WideOpenWest Finance LLC/WideOpenWest Capital Corp. 10.250%, due 07/15/19	1,200,000	1,281,000
		10,906,616
Media-diversified—0.69%
Gannett Co., Inc.
5.125%, due 07/15/20	175,000	182,875
6.375%, due 10/15/23	700,000	745,500
		928,375
Media-services—0.68%
Lamar Media Corp. 5.375%, due 01/15/24	450,000	464,625

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2015

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Media-services—(concluded)
WMG Acquisition Corp.
5.625%, due 04/15/22[2]	$50,000	$51,000
6.000%, due 01/15/21[2]	390,000	403,650
		919,275
Medical products—1.43%
Biomet, Inc. 6.500%, due 08/01/20	700,000	740,250
Grifols Worldwide Operations Ltd. 5.250%, due 04/01/22	200,000	204,000
Hologic, Inc. 6.250%, due 08/01/20	375,000	388,594
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
5.500%, due 04/15/25[2]	75,000	75,431
5.750%, due 08/01/22[2]	500,000	523,750
		1,932,025
Metals/mining excluding steel—3.06%
Alcoa, Inc. 5.125%, due 10/01/24	425,000	453,687
FMG Resources (August 2006) 8.250%, due 11/01/19[2]	350,000	320,250
Hecla Mining Co. 6.875%, due 05/01/21	1,300,000	1,231,750
Murray Energy Corp. 11.250%, due 04/15/21[2]	900,000	868,500
Natural Resource Partners LP/NRP Finance Corp. 9.125%, due 10/01/18	475,000	439,375
Westmoreland Coal Co. 8.750%, due 01/01/22[2]	850,000	830,875
		4,144,437
Multi-line insurance—0.62%
AXA SA 6.379%, due 12/14/36[2,4,5]	750,000	833,910
Oil field equipment & services—2.83%
Key Energy Services, Inc. 6.750%, due 03/01/21	600,000	388,500

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2015

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Oil field equipment & services—(concluded)
Offshore Group Investment Ltd. 7.500%, due 11/01/19	$800,000	$578,000
Pacific Drilling V Ltd. 7.250%, due 12/01/17[2]	1,875,000	1,715,625
Precision Drilling Corp. 5.250%, due 11/15/24	400,000	352,500
SESI LLC 7.125%, due 12/15/21	400,000	428,000
Transocean, Inc. 6.375%, due 12/15/21[6]	400,000	376,500
		3,839,125
Oil refining & marketing—0.77%
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.500%, due 04/15/21	575,000	575,719
7.625%, due 01/15/22	450,000	464,625
		1,040,344
Packaging—3.85%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
6.250%, due 01/31/19[2]	250,000	254,375
6.750%, due 01/31/21[2]	200,000	206,000
Crown Americas LLC/Crown Americas Capital Corp. IV 4.500%, due 01/15/23	475,000	469,063
Graphic Packaging International, Inc.
4.750%, due 04/15/21	350,000	363,125
4.875%, due 11/15/22	100,000	102,750
Owens-Brockway Glass Container, Inc. 5.000%, due 01/15/22[2]	300,000	306,000
Reynolds Group Issuer, Inc.
5.750%, due 10/15/20	500,000	520,625
7.875%, due 08/15/19	925,000	968,937
8.250%, due 02/15/21[6]	800,000	843,000
9.875%, due 08/15/19	150,000	159,000

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2015

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Packaging—(concluded)
Sealed Air Corp.
5.250%, due 04/01/23[2]	$350,000	$359,625
8.375%, due 09/15/21[2]	585,000	658,125
		5,210,625
Personal & casualty insurance—0.92%
HUB International Ltd. 7.875%, due 10/01/21[2]	425,000	438,813
Liberty Mutual Group, Inc. 10.750%, due 06/15/58[2,4]	520,000	811,200
		1,250,013
Personal & household product—0.15%
Edgewell Personal Care Co. 5.500%, due 06/15/25[2]	200,000	200,000
Pharmaceuticals—3.59%
Capsugel SA 7.000%, due 05/15/19[2,3]	775,000	792,437
ConvaTec Healthcare SA 10.500%, due 12/15/18[2]	225,000	236,250
Endo Finance LLC & Endo Finco, Inc.
5.375%, due 01/15/23[2]	350,000	342,125
7.000%, due 12/15/20[2]	500,000	526,250
7.250%, due 01/15/22[2]	350,000	371,875
Forest Laboratories, Inc. 5.000%, due 12/15/21[2]	175,000	192,091
Horizon Pharma Financing, Inc. 6.625%, due 05/01/23[2]	300,000	308,625
Par Pharmaceutical Cos., Inc. 7.375%, due 10/15/20	175,000	187,250
Valeant Pharmaceuticals International, Inc.
5.875%, due 05/15/23[2]	325,000	336,781
6.375%, due 10/15/20[2]	175,000	186,703
7.000%, due 10/01/20[2]	1,055,000	1,103,794
7.500%, due 07/15/21[2]	250,000	273,500
		4,857,681

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2015

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Printing & publishing—1.42%
RR Donnelley & Sons Co.
6.000%, due 04/01/24	$325,000	$335,563
7.875%, due 03/15/21	600,000	687,750
The McClatchy Co. 9.000%, due 12/15/22	925,000	901,875
		1,925,188
Real estate development & management—0.62%
CBRE Services, Inc. 5.000%, due 03/15/23	450,000	463,500
Realogy Group LLC/Realogy Co-Issuer Corp. 5.250%, due 12/01/21[2]	375,000	382,031
		845,531
Software/services—3.77%
BMC Software Finance, Inc. 8.125%, due 07/15/21[2]	750,000	677,812
Epicor Software Corp. 8.625%, due 05/01/19	625,000	653,125
First Data Corp.
10.625%, due 06/15/21	179,000	202,270
12.625%, due 01/15/21	1,550,000	1,815,437
Infor US, Inc. 6.500%, due 05/15/22[2]	525,000	545,423
MedAssets, Inc. 8.000%, due 11/15/18	725,000	750,375
SunGard Data Systems, Inc. 7.375%, due 11/15/18	450,000	468,563
		5,113,005
Specialty retail—1.88%
Claire’s Stores, Inc. 9.000%, due 03/15/19[2]	100,000	88,750
CST Brands, Inc. 5.000%, due 05/01/23	100,000	101,750
Family Tree Escrow LLC 5.750%, due 03/01/23[2]	125,000	131,875
Michaels Stores, Inc. 5.875%, due 12/15/20[2]	450,000	474,750

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2015

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Specialty retail—(concluded)
Party City Holdings, Inc. 8.875%, due 08/01/20	$825,000	$888,112
Petco Animal Supplies, Inc. 9.250%, due 12/01/18[2]	550,000	576,813
Petco Holdings, Inc. 8.500%, due 10/15/17[2,3]	275,000	283,250
		2,545,300
Steel producers/products—2.24%
AK Steel Corp. 7.625%, due 10/01/21	325,000	273,000
ArcelorMittal
7.000%, due 02/25/22[6]	225,000	245,812
7.500%, due 03/01/41[6]	425,000	428,187
7.750%, due 10/15/39[6]	1,075,000	1,105,562
Commercial Metals Co. 4.875%, due 05/15/23	275,000	261,250
Steel Dynamics, Inc.
5.125%, due 10/01/21	75,000	75,938
5.250%, due 04/15/23	450,000	460,125
5.500%, due 10/01/24	50,000	51,563
6.375%, due 08/15/22	125,000	133,750
		3,035,187
Support-services—5.81%
Abengoa Finance SAU 7.750%, due 02/01/20[2]	175,000	176,750
AECOM Technology Corp. 5.875%, due 10/15/24[2]	600,000	624,000
Ashtead Capital, Inc. 5.625%, due 10/01/24[2]	600,000	625,500
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
5.250%, due 03/15/25[2]	325,000	318,500
5.500%, due 04/01/23	450,000	461,250
FTI Consulting, Inc. 6.750%, due 10/01/20	175,000	183,094
Interactive Data Corp. 5.875%, due 04/15/19[2]	400,000	404,500

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2015

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Support-services—(concluded)
MSCI, Inc. 5.250%, due 11/15/24[2]	$100,000	$104,375
ServiceMaster Co. 7.000%, due 08/15/20	227,000	240,620
SquareTwo Financial Corp. 11.625%, due 04/01/17	2,625,000	1,942,500
The ADT Corp. 6.250%, due 10/15/21	600,000	643,500
The Geo Group, Inc. 5.125%, due 04/01/23	225,000	231,187
The Hertz Corp. 5.875%, due 10/15/20	100,000	102,125
TMS International Corp. 7.625%, due 10/15/21[2]	1,025,000	1,019,875
United Rentals North America, Inc.
4.625%, due 07/15/23	275,000	275,000
6.125%, due 06/15/23	450,000	470,250
8.250%, due 02/01/21	46,000	49,508
		7,872,534
Telecom-integrated/services—5.97%
CenturyLink, Inc.
6.450%, due 06/15/21	625,000	666,406
6.750%, due 12/01/23	250,000	266,875
7.600%, due 09/15/39	150,000	145,406
Cogent Communications Group, Inc. 5.375%, due 03/01/22[2]	450,000	450,000
Embarq Corp. 7.995%, due 06/01/36	225,000	258,188
Equinix, Inc. 5.375%, due 04/01/23	650,000	669,500
Frontier Communications Corp.
6.875%, due 01/15/25	75,000	68,438
9.250%, due 07/01/21	575,000	629,625
Intelsat Jackson Holdings SA
5.500%, due 08/01/23	450,000	413,298
7.250%, due 10/15/20	1,450,000	1,469,937

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2015

Security description	Face amount	Value
Corporate bonds[1]—(continued)
Telecom-integrated/services—(concluded)
Intelsat Luxembourg SA
6.750%, due 06/01/18	$100,000	$98,250
7.750%, due 06/01/21	800,000	722,000
Level 3 Financing, Inc.
5.375%, due 08/15/22	375,000	383,438
6.125%, due 01/15/21	50,000	53,000
8.625%, due 07/15/20	275,000	296,656
Telecom Italia SpA 5.303%, due 05/30/24[2]	350,000	364,000
Windstream Corp. 7.750%, due 10/01/21	1,200,000	1,134,000
		8,089,017
Telecom-wireless—4.72%
Communications Sales & Leasing, Inc. 8.250%, due 10/15/23[2]	450,000	459,000
Sprint Capital Corp.
6.900%, due 05/01/19	300,000	311,130
8.750%, due 03/15/32	600,000	612,000
Sprint Communications, Inc.
7.000%, due 03/01/20[2]	375,000	413,906
9.000%, due 11/15/18[2]	750,000	859,687
Sprint Corp.
7.125%, due 06/15/24	225,000	217,688
7.250%, due 09/15/21	975,000	981,094
7.875%, due 09/15/23	200,000	203,380
T-Mobile USA, Inc.
6.375%, due 03/01/25	700,000	730,625
6.625%, due 04/01/23	450,000	473,625
Wind Acquisition Finance SA
4.750%, due 07/15/20[2]	400,000	403,000
6.500%, due 04/30/20[2]	200,000	212,500
7.375%, due 04/23/21[2]	500,000	521,250
		6,398,885

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2015

Security description	Face amount	Value
Corporate bonds[1]—(concluded)
Telecommunications equipment—1.01%
Avaya, Inc. 7.000%, due 04/01/19[2]	$525,000	$525,000
CDW LLC/CDW Finance Corp.
5.500%, due 12/01/24	375,000	392,812
6.000%, due 08/15/22	300,000	322,500
CommScope Technologies Finance LLC 6.000%, due 06/15/25[2]	125,000	126,563
		1,366,875
Theaters & entertainment—0.51%
Activision Blizzard, Inc. 5.625%, due 09/15/21[2]	225,000	240,469
Cinemark USA, Inc. 4.875%, due 06/01/23	450,000	451,665
		692,134
Transportation excluding air/rail—1.46%
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc. 8.125%, due 11/15/21[2]	1,100,000	1,119,250
Navios Maritime Holdings, Inc./Navios Maritime Finance US, Inc. 7.375%, due 01/15/22[2]	400,000	365,000
Teekay Offshore Partners LP/Teekay Offshore Finance Corp. 6.000%, due 07/30/19	550,000	496,375
		1,980,625
Total corporate bonds (cost—$182,612,759)		182,851,752
Repurchase agreement—3.91%
Repurchase agreement dated 05/29/15 with State Street Bank and Trust Co., 0.000% due 06/01/15, collateralized by $5,463,810 Federal National Mortgage Association obligations, 2.200% to 2.260% due 10/17/22; (value—$5,408,042); proceeds: $5,302,000 (cost—$5,302,000)	5,302,000	5,302,000
Total investments (cost—$187,914,759)—138.87%		188,153,752
Liabilities in excess of other assets—(38.87)%		(52,665,350)
Net assets—100.00%		$135,488,402

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2015

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 32.

Aggregate cost for federal income tax purposes was $187,923,981; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$5,051,609
Gross unrealized depreciation	(4,821,838)
Net unrealized appreciation	$229,771

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of May 31, 2015 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$182,851,752	$—	$182,851,752
Repurchase agreement	—	5,302,000	—	5,302,000
Total	$—	$188,153,752	$—	$188,153,752

At May 31, 2015, there were no transfers between Level 1 and Level 2.

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2015

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	78.3%
Luxembourg	5.4
United Kingdom	2.5
Canada	2.2
France	2.0
Netherlands	1.8
Marshall Islands	1.0
Germany	0.9
British Virgin Islands	0.9
Cayman Islands	0.6
Sweden	0.6
Ireland	0.6
Liberia	0.5
Mexico	0.5
Croatia	0.5
Switzerland	0.5
Singapore	0.4
Greece	0.3
Italy	0.2
Australia	0.2
Spain	0.1
Total	100.0%

Portfolio footnotes

[1]	Entire or partial amount pledged as collateral for bank loan.

[2]

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 53.83% of net assets as of May 31, 2015, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	Payment-in-kind security for which part of the income earned may be paid as additional principal.

[4]	Variable or floating rate security. The interest rate shown is the current rate as of May 31, 2015 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

[5]	Perpetual bond security. The maturity date reflects next call date.

[6]	Step bond that converts to the noted fixed rate at a designated future date.

Portfolio acronym

MTN	Medium Term Note

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of assets and liabilities—May 31, 2015

Assets:
Investments in securities, at value (cost—$187,914,759)	$188,153,752
Cash	569
Receivable for investments sold	736,965
Receivable for interest	3,211,668
Receivable for foreign tax reclaims	3,285
Other assets	48,128
Total assets	192,154,367

Liabilities:
Payable for bank loan	55,000,000
Payable for investments purchased	1,378,291
Payable to investment manager and administrator	89,165
Payable for interest on bank loan	45,296
Payable to custodian	8,867
Dividends payable to shareholders	6,417
Accrued expenses and other liabilities	137,929
Total liabilities	56,665,965

Net assets:
Capital stock—$0.001 par value; 200,000,000 shares authorized; 62,153,062 shares issued and outstanding	$301,014,567
Accumulated undistributed net investment income	6,880
Accumulated net realized loss	(165,772,038)
Net unrealized appreciation	238,993
Net assets	$135,488,402
Net asset value per share	$2.18

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of operations

For the year ended May 31, 2015

Investment income:
Interest and other income (net of foreign withholding taxes of ($2,996))	$12,163,842

Expenses:
Investment management and administration fees	1,352,181
Interest expense, loan commitment and other loan fees	527,946
Professional fees	173,185
Reports and notices to shareholders	76,997
Stock exchange listing fees	65,792
Custody and accounting fees	48,342
Directors’ fees	21,487
Transfer agency fees	11,424
Insurance fees	3,615
Other expenses	29,989
2,310,958
Fee waivers by investment manager and administrator	(289,753)
Net expenses	2,021,205
Net investment income	10,142,637

Net realized and unrealized gains (losses) from investment activities:
Net realized losses from:
Investments	(1,271,878)
Foreign currency transactions	(1,551)
Net realized loss	(1,273,429)
Net change in unrealized appreciation/depreciation of:
Investments	(7,518,096)
Other assets and liabilities denominated in foreign currency	(4,309)
Net change in unrealized appreciation/depreciation	(7,522,405)
Net realized and unrealized loss from investment activities	(8,795,834)
Net increase in net assets resulting from operations	$1,346,803

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of changes in net assets

	For the years ended May 31,
	2015	2014
From operations:
Net investment income	$10,142,637	$10,948,135
Net realized gain (loss)	(1,273,429)	4,075,414
Net change in unrealized depreciation	(7,522,405)	(1,124,581)
Net increase in net assets resulting from operations	1,346,803	13,898,968
Dividends to shareholders from:
Net investment income	(10,193,102)	(11,032,169)
Net increase (decrease) in net assets	(8,846,299)	2,866,799
Net assets:
Beginning of year	144,334,701	141,467,902
End of year	$135,488,402	$144,334,701
Accumulated undistributed net investment income	$6,880	$97,928

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of cash flows

For the year ended May 31, 2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$1,346,803
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided from operating activities:
Purchases of long-term investments	(64,759,502)
Proceeds from disposition of long-term investments	66,401,130
Net purchases of short-term investments	(3,061,250)
Net realized losses from investments in securities	1,271,878
Net realized losses from foreign currency transactions	1,551
Net accretion of bond discount and amortization of bond premium	726,493
Net change in unrealized appreciation/depreciation of investments in securities	7,518,096
Changes in assets and liabilities:
(Increase) decrease in assets:
Receivable for interest	227,522
Receivable for foreign tax reclaims	3,055
Other assets	6,663
Increase (decrease) in liabilities:
Payable to investment manager and administrator	(3,780)
Payable for interest on bank loan	(516)
Accrued expenses and other liabilities	6,691
Net cash provided from operating activities	9,684,834

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in due to custodian	(471)
Dividends paid to shareholders	(10,195,074)
Net cash used for financing activities	(10,195,545)
Net decrease in cash and foreign currency	(510,711)
Cash and foreign currency, beginning of year	511,280
Cash and foreign currency, end of year	$569

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$528,462

See accompanying notes to financial statements

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Managed High Yield Plus Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

Year ended May 31, 2015
Net asset value, beginning of year	$2.32
Net investment income[1]	0.16
Net realized and unrealized gains (losses)	(0.14)
Net increase from operations	0.02
Dividends from net investment income	(0.16)
Net asset value, end of year	$2.18
Market value, end of year	$1.87
Total net asset value return[2]	1.17%
Total market price return[3]	(4.16)%
Ratios to average net assets:
Expenses before fee waivers including interest expense, loan commitment and other fees	1.67%
Expenses after fee waivers including interest expense, loan commitment and other fees	1.46%
Expenses after fee waivers excluding interest expense, loan commitment and other fees	1.08%
Net investment income	7.34%
Supplemental data:
Net assets, end of year (000’s)	$135,488
Portfolio turnover	35%
Asset coverage[4]	$3,463

[1]	Calculated using the average shares method.

[2]

Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends at the net asset value on the payable dates. Total net asset value return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or a sale of Fund shares. Total return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices.

See accompanying notes to financial statements

Years ended May 31,
2014	2013	2012	2011
$2.28	$2.11	$2.25	$2.07
0.18	0.18	0.20	0.23
0.04	0.17	(0.13)	0.19
0.22	0.35	0.07	0.42
(0.18)	(0.18)	(0.21)	(0.24)
$2.32	$2.28	$2.11	$2.25
$2.12	$2.12	$2.10	$2.57
10.07%	17.19%	3.57%	21.12%
8.98%	9.67%	(9.86)%	38.87%

1.65%	1.61%	1.66%	1.79%

1.44%	1.41%	1.46%	1.59%

1.04%	1.03%	1.01%	1.04%
7.82%	8.22%	9.41%	10.44%

$144,335	$141,468	$131,154	$139,530
56%	51%	50%	64%
$3,624	$3,358	$4,802	$4,283

[3]

Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends or a sale of Fund shares.

[4]	Per $1,000 of bank loans outstanding.

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Notes to financial statements

Organization and significant accounting policies

Managed High Yield Plus Fund Inc. (the “Fund”) was incorporated in Maryland on April 24, 1998, and is registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified management investment company. The Fund’s primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use official market closing prices, last reported sale prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or

Managed High Yield Plus Fund Inc.

Notes to financial statements

research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments traded in the over-the-counter (“OTC”) market and listed on The Nasdaq Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available on the valuation date prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market close, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment manager and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”).

The Board has delegated to the UBS Global AM Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s holdings. The GVC is comprised of representatives of management. The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of securities valuations.

Managed High Yield Plus Fund Inc.

Notes to financial statements

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by an independent third party.

The Fund expects to price most of its portfolio holdings based on current market value, as discussed previously. Investments for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. Investments also may be valued based on appraisals derived from information concerning the investment or similar securities or investments received from recognized dealers in those holdings. If the Fund concludes that a market quotation is not readily available for a portfolio investment for any number of reasons, including the occurrence of a “significant event” (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the New York Stock Exchange (“NYSE”), the Fund will use fair value methods to reflect those events.

Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Managed High Yield Plus Fund Inc.

Notes to financial statements

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2015-07, Fair Value Measurement (Topic 820): “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)” (“ASU 2015-07”). The modification removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those fiscal periods. Management is currently evaluating the implications of these changes and their impact on the financial statements and disclosures.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge

Managed High Yield Plus Fund Inc.

Notes to financial statements

transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Certain derivative contracts entered into by the Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request cash margin and/or terminate the derivative contract.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under the Fund’s investment strategies and limitations, may require the Fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Managed High Yield Plus Fund Inc.

Notes to financial statements

The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS Global AM in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder.

Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund potentially exposed to a fee for uninvested cash held in a business account at a bank.

Restricted securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Portfolio of investments.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation

The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included on the Statement of operations.

Managed High Yield Plus Fund Inc.

Notes to financial statements

The Fund does not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Forward foreign currency contracts

The Fund may enter into forward foreign currency contracts (“forward contracts”) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income, realized gains or manage its foreign currency exposure.

The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Credit risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts. The Fund is also exposed to foreign currency risk due to unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains or losses recognized by the Fund on contracts which have been sold or matured. Net realized foreign currency gain (loss) from forward foreign currency contracts is treated as capital gain (loss) for income tax purposes.

Managed High Yield Plus Fund Inc.

Notes to financial statements

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region. In addition, the Fund’s use of leverage creates greater volatility in the Fund’s net asset value and market price of its shares.

Investment manager and administrator

The Board has approved an investment management and administration contract (“Management Contract”) with UBS Global AM, under which UBS Global AM serves as investment manager and administrator of the Fund. In accordance with the Management Contract, the Fund pays UBS Global AM an investment management and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.70% of the Fund’s average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage. UBS Global AM has voluntarily agreed to waive a portion of its management and administration fees so that the Fund’s effective fee is 0.55% of the Fund’s average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage through July 31, 2016. At May 31, 2015, the Fund owed UBS Global AM $89,165 for investment management and administration fees, net of fee waivers. For the year ended May 31, 2015, UBS Global AM waived $289,753 of investment management and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions,

Managed High Yield Plus Fund Inc.

Notes to financial statements

resulting in him being an interested board member of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended May 31, 2015, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $6,809,128. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Funds’ investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Borrowings

The Fund has entered into a committed credit facility with State Street Bank and Trust Company (the “Facility”) pursuant to which the Fund is able to borrow up to $60 million. Under the terms of the Facility, the Fund borrows at prevailing rates in effect at the time of borrowing. The Fund may borrow up to 33 1/3% of its adjusted net assets up to the committed amount. (“Adjusted net assets” is calculated as total assets minus total liabilities, excluding liabilities for borrowed money.) In addition, the Fund pays a commitment fee on the unused portion of the Facility.

During the year ended May 31, 2015, the Fund borrowed a daily average balance of $55,000,000 at a weighted average borrowing cost of approximately 0.959%.

Purchases and sales of securities

For the year ended May 31, 2015, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $64,852,311 and $67,178,679, respectively.

Capital stock

There are 200,000,000 shares of $0.001 par value capital stock authorized and 62,153,062 shares outstanding at May 31, 2015. There were no capital stock transactions for the years ended May 31, 2015 and May 31, 2014.

Managed High Yield Plus Fund Inc.

Notes to financial statements

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. If the Fund does not distribute substantially all of its net investment income, net realized capital gains and certain other amounts, if any, during the calendar year, the Fund may be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended May 31, 2015 and May 31, 2014 were as follows:

Distributions paid from:	2015	2014
Ordinary Income	$10,193,102	$11,032,169

At May 31, 2015, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income	$13,297
Accumulated realized capital and other losses	(165,762,816)
Net unrealized appreciation/depreciation	229,771
Total accumulated deficit	$(165,519,748)

To reflect reclassifications arising from permanent “book/tax” differences for the year ended May 31, 2015, accumulated undistributed ordinary income was decreased by $40,583, accumulated net realized loss was decreased by $15,946,459 and paid in capital was decreased by $15,905,876. This difference was primarily due to expiration of capital loss carryforward and tax treatment of foreign currency transactions.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”) net capital losses recognized by the Fund after December 22, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post enactment net capital losses be used before pre-enactment net capital losses.

Managed High Yield Plus Fund Inc.

Notes to financial statements

At May 31, 2015, the Fund had a pre-enactment capital loss carryforward of $164,428,249, a post-enactment short-term capital loss carryforward of $240,629 and a post-enactment long-term capital loss carryforward of $1,093,938. These carryforwards are available as a reduction, to the extent provided in the regulations, of future realized capital gains. Pre-enactment capital loss carryforwards will expire as follows:

2016	$8,278,105
2017	43,873,331
2018	109,164,504
2019	3,112,309
Total	$164,428,249

To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. During the current fiscal year, $15,905,876 of pre-enactment capital loss carryforwards expired unutilized.

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has conducted an analysis and concluded as of May 31, 2015, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is the Fund’s policy to record any significant foreign tax exposures on the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended May 31, 2015, the Fund did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year period ended May 31, 2015, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Managed High Yield Plus Fund Inc.

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Directors and Shareholders

Managed High Yield Plus Fund Inc.

We have audited the accompanying statement of assets and liabilities of Managed High Yield Plus Fund Inc. (the “Fund”), including the portfolio of investments, as of May 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

Managed High Yield Plus Fund Inc.

Report of Ernst & Young LLP, independent registered public accounting firm (concluded)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed High Yield Plus Fund Inc. at May 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York

July 28, 2015

Managed High Yield Plus Fund Inc.

General information (unaudited)

The Fund

Managed High Yield Plus Fund Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation. There can be no assurance that the Fund’s investment objectives will be achieved. The Fund’s investment manager and administrator is UBS Global Asset Management (Americas) Inc., an indirect wholly owned asset management subsidiary of UBS AG.

Shareholder information

The Fund’s NYSE trading symbol is “HYF.” Net asset value and market price information as well as other information about the Fund is updated each business day on UBS Global AM’s Web site at the following internet address: http://globalam-us.ubs.com/corpweb/closedendedfunds.do.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Managed High Yield Plus Fund Inc.

General information (unaudited)

Dividend reinvestment plan

The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc., or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

The transfer agent will serve as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make any other distribution, the transfer agent, as agent for the participants, receives the cash payment. Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The transfer agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on the NYSE or

Managed High Yield Plus Fund Inc.

General information (unaudited)

elsewhere (“open-market purchases”). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share, plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares were issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share, plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. The number of outstanding shares purchased with each distribution for a particular shareholder equals the result obtained by dividing the amount of the distribution payable to that shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market.

In the event of a market discount on the dividend payment date, the transfer agent will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis, but in no event more than 30 days after the dividend payment date (the “last purchase date”), to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open market purchases can be made will exist only from the payment date of the dividend through the date before the next “ex-dividend” date, which typically will be approximately ten to fifteen business days. If, before the transfer agent has completed its open-market purchases, the market price of a share, plus estimated brokerage commissions, exceeds the net asset value per share, the average per share purchase price paid by the transfer agent may exceed the Fund’s net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date.

Managed High Yield Plus Fund Inc.

General information (unaudited)

Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that, if the transfer agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the transfer agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last purchase date or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. The transfer agent will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the transfer agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no charge to participants for reinvesting dividends. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of shares in connection with the reinvestment of dividends. The automatic reinvestment of dividends in shares does not relieve participants of any income tax that may be payable on such dividends.

Shareholders who participate in the Plan may receive benefits not available to shareholders who do not participate in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash dividends they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive dividends in shares with a net asset value greater than the value of any cash dividends they would have received on their shares. However, there may be insufficient shares available in the market to distribute dividends in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Managed High Yield Plus Fund Inc.

General information (unaudited)

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at BNY Mellon Investment Servicing, P.O. Box 358035, Pittsburgh, Pennsylvania 15252-8035. For further information regarding the Plan, you may also contact the transfer agent directly at 1-866-352 5528.

Other tax information

The Fund hereby designates 97.93% of the ordinary income dividends paid during the fiscal year ended May 31, 2015 as interest related dividends.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Board of Directors & Officers

The Fund is governed by a Board of Directors which oversees the Fund’s operations. Directors are classified into three classes. The term of office of one class of directors will expire at the Fund’s 2015 annual stockholders meeting, with the second class expiring at the 2016 meeting and the third expiring at the 2017 meeting, and when the successors to the members of each class have been elected. The Board members were classified as follows: Class I—Richard Q. Armstrong, Alan S. Bernikow and David Malpass; Class II—Richard R. Burt and Meyer Feldberg; and Class III—Bernard H. Garil and Heather R. Higgins. Officers are appointed by the directors and serve at the pleasure of the Board.

The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director or officer of the Fund, the director’s term of office, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the directors and is being mailed to shareholders concurrently with this annual report.

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Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Interested Director

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years

Meyer Feldberg;†† 73 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Director	Since 1998; Term expires 2017	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also served as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promoted interaction with other cities around the world) (2007-2014). Prior to 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex overseen by director	Other directorships held by director

Professor Feldberg is a director or trustee of 18 investment companies (consisting of 50 portfolios) for which UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) or one of its affiliates serves as investment advisor or manager.	Professor Feldberg is also a director of Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), and the New York City Ballet.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Independent Directors

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years

Richard Q. Armstrong; 80 c/o Keith A. Weller, Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Director and Chairman of the Board of Directors	Since 1998 (Director); Since 2004 (Chairman of the Board of Directors); Term expires 2016	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since 1991 and principal occupation since 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 to 1995).

Alan S. Bernikow; 74 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2006; Term expires 2016	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from 2003 to 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Richard R. Burt; 68 McLarty Associates 900 17th Street, N.W. Washington, DC 20006	Director	Since 1998; Term expires 2017	Mr. Burt is a managing director of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009. Prior to 2007, he was chairman of Diligence Inc. (international information and risk management firm).

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex overseen by director	Other directorships held by director

Mr. Armstrong is a director or trustee of 10 investment companies (consisting of 42 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

Mr. Bernikow is a director or trustee of 10 investment companies (consisting of 42 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of Destination XL Group, Inc. (menswear) (and serves as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

Mr. Burt is a director or trustee of 10 investment companies (consisting of 42 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Burt is also a director of Central Europe & Russia Fund, Inc., The European Equity Fund, Inc., and The New Germany Fund, Inc. (and serves as a member of each such fund’s audit, nominating and governance committees).

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Independent Directors (concluded)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years

Bernard H. Garil; 75 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006; Term expires 2015	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice- president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Heather R. Higgins; 55 c/o Keith A. Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas, New York, NY 10019	Director	Since 2006; Term expires 2015	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

David Malpass; 59 Encima Global, LLC 645 Madison Avenue, New York, NY 10022	Director	Since 2014; Term expires 2016	Mr. Malpass is the president and founder of Encima Global, LLC (economic research and consulting) (since 2008). From 1993 until 2008, he was Chief Economist and Senior Managing Director of Bear, Stearns & Co. (financial services firm).

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex overseen by director	Other directorships held by director

Mr. Garil is a director or trustee of 10 investment companies (consisting of 42 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Garil is also a director of OFI Global Trust Company (commercial trust company), The Leukemia & Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Ms. Higgins is a director or trustee of 10 investment companies (consisting of 42 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

Mr. Malpass is a director or trustee of 10 investment companies (consisting of 42 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Malpass is also a director of New Mountain Finance Corp. (business development company and serves as a member of its audit committee).

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Joseph Allessie*; 49	Vice President, Assistant Secretary and Chief Compliance Officer	Since 2005 (Vice President and Assistant Secretary); since July 2014 (Chief Compliance Officer)	Mr. Allessie is a managing director (since 2015) (prior to which he was an executive director) at UBS Global AM—Americas region. Mr. Allessie is head of compliance and operational risk control for the UBS Global Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the US and Cayman Islands. Prior to that he served as deputy general counsel of UBS Global AM—Americas region (from 2005 to 2014). Mr. Allessie is a vice president, assistant secretary and chief compliance officer (prior to which he was interim chief compliance officer) (from January to July 2014) of 14 investment companies (consisting of 74 portfolios) for which UBS Global AM serves as investment advisor or manager.

Rose Ann Bubloski*, 47	Vice President and Assistant Treasurer	Since 2011	Ms. Bubloski is a director (since 2012) (prior to which she was an associate director) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She is vice president and assistant treasurer of 14 investment companies (consisting of 74 portfolios) for which UBS Global AM serves as investment advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Mark E. Carver*; 51	President	Since 2010	Mr. Carver is a managing director and head of product development and management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 14 investment companies (consisting of 74 portfolios) for which UBS Global AM serves as investment advisor or manager.

Thomas Disbrow*; 49	Vice President and Treasurer	Since 2000 (Vice President); since 2004 (Treasurer)	Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director) (since 2007) and head of the North American Fund Treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/ or principal accounting officer of 14 investment companies (consisting of 74 portfolios) for which UBS Global AM serves as investment advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Craig G. Ellinger**; 45	Vice President	Since 2010	Mr. Ellinger is a managing director and the head of US Investment Grade and Global High Yield Fixed Income at UBS Global AM—Americas region (since 2012); previously, he was the global head of credit research and global head of high yield at UBS Global AM—Americas region (since 2008). In this role, he oversees the US investment grade and global high yield portfolio management team. Mr. Ellinger is vice president of two investment companies (consisting of two portfolios) for which UBS Global AM serves as investment advisor or manager.

Christopher S. Ha*; 35	Vice President and Assistant Secretary	Since 2012	Mr. Ha is a director and associate general counsel (since September 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm)(from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm)(from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 14 investment companies (consisting of 74 portfolios) for which UBS Global AM serves as investment advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Matthew lannucci**; 43	Vice President	Since 2009	Mr. lannucci is an executive director (since 2010) (prior to which he was a director) (since 2002) and portfolio manager (since 2009) of UBS Global AM—Americas region. Prior to that he was a credit analyst for UBS Global AM—Americas region. Mr. lannucci is a vice president of one investment company (consisting of one portfolio) for which UBS Global AM serves as investment advisor or manager.

Mark F. Kemper**; 57	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM (since 2004) and assistant secretary of UBS Global Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 14 investment companies (consisting of 74 portfolios) for which UBS Global AM serves as investment advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Joanne M. Kilkeary*; 47	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director) (since 2008) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 14 investment companies (consisting of 74 portfolios) for which UBS Global AM serves as investment advisor or manager.

Cindy Lee*; 39	Vice President and Assistant Treasurer	Since November 2014	Ms. Lee is an associate director (since 2009) prior to which she was a fund treasury manager (from 2007 to 2009) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Lee is a vice president and assistant treasurer of 14 investment companies (consisting of 74 portfolios) for which UBS Global AM serves as investment advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Tammie Lee*; 44	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 14 investment companies (consisting of 74 portfolios) for which UBS Global AM serves as investment advisor or manager.

Nancy Osborn*; 49	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 14 investment companies (consisting of 74 portfolios) for which UBS Global AM serves as investment advisor or manager.

Eric Sanders*; 49	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 14 investment companies (consisting of 74 portfolios) for which UBS Global AM serves as investment advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Andrew Shoup*; 58	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 14 investment companies (consisting of 74 portfolios) for which UBS Global AM serves as investment advisor or manager.

Keith A. Weller*; 53	Vice President and Assistant Secretary	Since 1998	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 14 investment companies (consisting of 74 portfolios) for which UBS Global AM serves as investment advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Mandy Yu*; 31	Vice President	Since 2013	Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since 2013) of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a Fund Treasury Manager (from 2012 to 2013) and a Mutual Fund Administrator (from 2007 to 2012) for UBS Global AM—Americas region. Ms. Yu is a vice president of 14 investment companies (consisting of 74 portfolios) for which UBS Global AM serves as investment advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

†	Directors are classified into three classes, with the term of office of each class of directors expiring at successive annual meetings, as further detailed in the preamble to this report section. Officers are appointed by the directors and serve at the pleasure of the Board.

††

Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

N. B.—The following privacy notice applies to closed-end fund shares where the investor’s holdings are registered directly with the fund’s transfer agent and not held through an intermediary (e.g., in “street name”).

Privacy Notice

This privacy notice is not a part of the shareholder report.

UBS family of funds privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE® Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the “Funds”). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates (“Personal Information”).

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice

This privacy notice is not a part of the shareholder report.

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Directors

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins David Malpass

Principal Officers

Mark E. Carver President Mark F. Kemper Vice President and Secretary Thomas Disbrow Vice President and Treasurer	Craig Ellinger Vice President Matthew Iannucci Vice President

Investment Manager and Administrator

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

©UBS 2015. All rights reserved. UBS Global Asset Management (Americas) Inc.

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S142

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended May 31, 2015 and May 31, 2014, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $69,564 and $69,564, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended May 31, 2015 and May 31, 2014, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $4,490 and $3,000, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2014 and 2013 semiannual financial statements and (2) review of the consolidated 2013 and 2012 reports on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended May 31, 2015 and May 31, 2014, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $18,300 and $18,100, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended May 31, 2015 and May 31, 2014, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 - with revisions through July 2013)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit ]Committee shall:

…

2.

Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

1 The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2015 and May 31, 2014 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2015 and May 31, 2014 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2015 and May 31, 2014 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2015 and May 31, 2014 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2015 and May 31, 2014 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2015 and May 31, 2014 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	For the fiscal year ended May 31, 2015, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)

For the fiscal years ended May 31, 2015 and May 31, 2014, the aggregate fees billed by E&Y of $210,569 and $199,440, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides (or provided during the relevant fiscal period) ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2015	2014
Covered Services	$22,840	$21,100
Non-Covered Services	187,727	178,340

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil, Mr. Malpass and Ms. Higgins.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, to exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles, which provide evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive generally should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS Global AM focuses on the following areas of concern when voting its clients’ securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, the UBS Global AM Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1)         Names – Craig Ellinger and Matthew Iannucci provide day-to-day portfolio management for the registrant as a team.

Title – Mr. Ellinger and Mr. Iannucci are each a Vice President of the registrant.

Length of Service – Mr. Ellinger began serving as a portfolio manager for the registrant in June 2010 and became a Vice President in July 2010. Mr. Iannucci began serving as a portfolio manager for the registrant in April 2010 and became a Vice President in November 2009. (Mr. Iannucci had been involved with the registrant before being named a portfolio manager.)

Business Experience Last 5 Years (for Mr. Ellinger) – Mr. Ellinger is a managing director and the Head of US Investment Grade (since 2012) & Global High Yield Fixed Income (since 2008) at UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). He is a member of the Fixed Income Management Committee and several global fixed income strategy subcommittees and has been with the firm since 2000.

Business Experience Last 5 Years (for Mr. Iannucci) – Mr. Iannucci is an executive director (since March 2010) (prior to which he was a director) (since 2002) and senior portfolio manager (portfolio manager since 2009) of UBS Global AM. Prior to that, he was a credit analyst of UBS Global AM.

Information in 8(a)(1) is as of August 7, 2015.

(a) (2) (i) Messrs. Ellinger and Iannucci are primarily responsible for the day-to-day management of other accounts. Further information is provided below.

(a) (2) (ii) (A) Registered Investment Companies

Mr. Ellinger is responsible for 9 additional Registered Investment Companies (not including the registrant) with approximately $502 milion in total assets within this category.

Mr. Iannucci is responsible for three additional Registered Investment Companies (not including the registrant) with approximately $41 million in total assets within this category.

(a) (2) (ii) (B) Other Pooled Investment Vehicles

Mr. Ellinger is responsible for 14 Other Pooled Investment Vehicles having approximately $13.441 billion in total assets.

Mr. Iannucci is responsible for 10 Other Pooled Investment Vehicles having approximately $5.685 billion in total assets.

(a) (2) (ii) (C) Other accounts

Mr. Ellinger is responsible for six other accounts totaling approximately $631 million in total assets.

Mr. Iannucci is responsible for two other accounts totaling approximately $336 million in total assets.

(a) (2) (iii) Accounts with respect to which an advisory fee is based on the performance of the account.

For Mr. Ellinger – None.

For Mr. Iannucci – None.

(a) (2) (iv) Conflicts.

The portfolio management team’s management of the registrant and other accounts could result in potential conflicts of interest if the registrant and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the registrant. The portfolio manager and the team of which he is a member manage the registrant and other accounts utilizing a model approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM and the registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.

(Information in Item 8(a)(2) is provided as of the Registrant’s fiscal year end of May 31, 2015.)

(a) (3) Compensation.

UBS Global AM’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients and other stakeholders.

In general, the total compensation received by the portfolio managers and analysts at UBS Global AM consists of two elements: a fixed component (base salary and benefits) and an annual discretionary performance award.

Fixed component (base salary and benefits):

●	Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.
●	The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager or analyst brings to their role.

Performance award:

●	Determined annually on a discretionary basis.
●	Based on the individual’s financial and non-financial contribution—as assessed through a rigorous performance assessment process—as well as on the performance of their respective function, of UBS Global AM and of UBS as a whole.
●	Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.
●	For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.
●	Deferred amounts are then delivered via two deferral vehicles – 75% in the UBS Global AM Equity Ownership Plan (Global AM EOP) and 25% in the Deferred Contingent Capital Plan (DCCP):

Global AM EOP awards vest over five years with 40% of the award vesting in year two, 40% in year three and 20% in year five, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates. The Notional Funds awarded under the Global AM EOP are aligned to selected UBS Global AM funds. They provide for a high level of transparency and correlation between an employee’s compensation and the investment performance of UBS Global AM. This alignment with UBS Global AM funds enhances the alignment of investment professionals’ and other employees’ interests with those of our clients.

The DCCP was introduced for performance year 2012 onwards as a key component of UBS’s compensation framework to align compensation incentives with the capital strength of the firm.

Awards under the DCCP vest 100% in year five, subject to vesting conditions, including continued employment, and are subject to forfeiture.

UBS Global AM believes that these deferral plans reinforce the critical importance of creating long-term business value, with both plans serving as alignment and retention tools.

Portfolio managers’ performance awards are linked with the investment performance of relevant client portfolios versus benchmark (here the BofA Merrill Lynch US High Yield Cash Pay Constrained Index) or other investment objectives and, where appropriate, peer strategies over one and three years. This is to ensure that long-term performance is the focus and that the interests of the portfolio managers are aligned with those of clients.

For analysts, performance awards are, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

(Information in Item 8(a)(3) is provided as of the Registrant’s fiscal year end of May 31, 2015.)

(a)	(4) Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Managers identified above:

None

(Information in Item 8(a)(4) is provided as of the Registrant’s fiscal year end of May 31, 2015.)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management,

UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)

(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)	Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed High Yield Plus Fund Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	August 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	August 7, 2015

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	August 7, 2015